SSGA Active Trust

Supplement dated August 3, 2022 to the Statement of Additional Information (“SAI”) dated October 31, 2021, as may be supplemented from time to time

Effective immediately, the “CONCENTRATION” discussion within the “INVESTMENT POLICIES” section on page 10 of the SAI is deleted in its entirety and replaced with the following:

CONCENTRATION

The Funds do not intend to concentrate their investments in any particular industry. The Funds (except the SPDR Nuveen Municipal Bond ETF) look to the Global Industry Classification Standard Level 3 (Industries) in making industry determinations. The SPDR Nuveen Municipal Bond ETF looks to Nuveen Asset Management LLC’s (“Nuveen Asset Management”) proprietary set of industry groups for making industry determinations based on classifications developed by third party providers. The Trust’s general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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